UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

Onconetix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	ONCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

IQVIA Settlement

As previously disclosed in Current Reports on Form 8-K filed on July 21, 2023 and October 18, 2023, Onconetix, Inc. (the “Company”) entered into a Licensing and Services Master Agreement (“Master Services Agreement”) and a related statement of work with IQVIA, Inc. (“IQVIA”) on July 21, 2023, and a second statement of work on July 29, 2023, which were terminated on October 12, 2023.

On January 15, 2025, the Company and IQVIA entered into a Settlement Agreement (the “Settlement Agreement”) concerning potential termination payments under the Master Services Agreement and statements of work. Pursuant to the Settlement Agreement, the Company agreed to pay to IQVIA an aggregate of $150,000 in exchange for a mutual release of all claims in connection with the Master Services Agreement. As a result of the Settlement Agreement, the Company will record an adjustment of approximately $(0.9) million in accounts payable.

The foregoing description of the Settlement Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Proclarix Publication

On January 22, 2025, Proteomedix AG, the Company’s wholly-owned subsidiary, posted on Linkedin.com on a recent study concerning potential clinical benefits of Proclarix in detecting and stratifying the risk of clinically significant prostate cancer (csPCa). A copy of the post is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Settlement Agreement, dated January 15, 2025
99.2	Linkedin Posting, dated January 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCONETIX, INC.

Date: January 22, 2025	By:	/s/ Karina M. Fedasz
	Name:	Karina M. Fedasz
	Title:	Interim Chief Financial Officer

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